Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report of Sprague Resources LP (the “Partnership”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Glendon, President and Chief Executive Officer of the general partner of the Partnership, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 3, 2022

/s/ DAVID C. GLENDON
David C. Glendon
President and Chief Executive Officer
(Principal Executive Officer)